SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	1
Signature	2

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 24, 2016, Rick D. Riley announced his retirement as a Citizens, Inc. employee and his resignation from the Citizens, Inc. Board of Directors, effective immediately. Mr. Riley made the following statement upon making his announcement: “I am thankful for the opportunity Harold gave me to work at Citizens and believe the current Board and executive team is positioned to lead Citizens successfully into the future. It is with great anticipation that I look forward to the next chapter in my life and the opportunity to focus on improving my health and to spend much needed time with my family.”

Mr. Riley was not an executive officer at the time of this announcement, and Citizens did not have an employment agreement with Mr. Riley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Kay E. Osbourn
Kay E. Osbourn, President, Interim CEO
Date: June 28, 2016

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